Exhibit 10
Subscription Agreement
Capstone Turbine Corporation
21211 Nordhoff Street
Chatsworth, California 91311
Ladies and Gentlemen:
     The undersigned (the “Investor”) hereby confirms and agrees with you as follows:
     1. The subscription terms set forth herein (this “Subscription”) are made as of the date set forth below between Capstone Turbine Corporation, a Delaware corporation (the “Company”), and the Investor.
     2. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor (i) the number of shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) set forth on the signature page hereto (the “Signature Page”), and (ii) Warrants in the form attached hereto as Exhibit B (the “Warrants”, and together with the Shares, the “Securities”), to purchase the number of shares of Common Stock set forth on the Signature Page for a purchase price of $14.90 per unit. Each unit consists of ten Shares and Warrants to purchase three shares of Common Stock. The Investor acknowledges that the offering is not a firm commitment underwriting and that there is no minimum offering amount.
     3. The completion of the purchase and sale of the Securities shall occur at a closing (the “Closing”) that, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is expected to occur on or about September 23, 2008. The date on which this Subscription actually closes is referred to herein as the “Closing Date”. At the Closing, (a) the Company shall release or cause its transfer agent to release to the Investor the number of Securities being purchased by the Investor and (b) the Investor will deliver to the Company the aggregate purchase price for the Securities being purchased by the Investor (the “Purchase Price”). The Investor shall settle the Shares via Deposit/Withdrawal At Custodian (“DWAC”) and the provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein. If the Investor delivers the Purchase Price to the Company prior to the Closing Date, then (i) the Company shall promptly deposit and hold the Purchase Price in a separate interest bearing or money market account (the “Account”) of the Company at a financial institution of nationally recognized standing, free and clear of all liens, security interests, pledges and other encumbrances, until the Closing occurs (and the Company agrees that, while in the Account, the Purchase Price shall remain the property of the Investor) and (ii) the Company will immediately return the Purchase Price to the Investor (by wire transfer if the Investor shall have provided appropriate wire transfer instructions), together with a pro rata portion of any interest or dividends earned on the funds in the Account for each day while the Purchase Price received from such Investor was in the Account, if the Closing does not occur on or before September 26, 2008 or the Placement Agreement (as defined below) is terminated, unless otherwise agreed in writing by the Investor.

     4. The offering and sale of the Securities are being made pursuant to the Registration Statement and the Prospectus (as such terms are defined below). The Investor acknowledges that the Company intends to enter into subscriptions in substantially the same form as this Subscription with certain other third-party investors and intends to offer and sell (the “Offering”) up to an aggregate of 21,485,660 shares of Common Stock and Warrants to purchase up to an aggregate of 6,445,698 shares of Common Stock pursuant to the Registration Statement and Prospectus. The Investor acknowledges and agrees that there is no minimum offering amount. If the Company enters into a subscription with a third-party investor in this Offering on terms and conditions that are more favorable than the terms and conditions set forth herein, the Company agrees to amend this Subscription to reflect such terms and conditions.
     5. The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (File No.
333-128164), including all amendments thereto, if any, the exhibits and any schedules thereto and the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (collectively, and including any related registration statement that the Company may file pursuant to Rule 462(b) under the Securities Act (as defined below) to register a portion of the Securities, the “Registration Statement”), in conformity with the Securities Act of 1933, as amended (the “Securities Act”), and the Company has prepared or will prepare, as the case may be, (i) the preliminary prospectus supplement dated September 16, 2008 (the “Preliminary Prospectus Supplement”) and the related prospectus dated September 14, 2005 (the “Base Prospectus” and, together with the Preliminary Prospectus Supplement, the “Preliminary Prospectus”), (ii) the Preliminary Term Sheet dated September 15, 2008 relating to the Offering (including the exhibits thereto, the “Preliminary Term Sheet”), (iii) the Final Term Sheet dated September 17, 2008 relating to the Offering (including the exhibits thereto, the “Final Term Sheet”) and (iv) a final prospectus supplement and related base prospectus (together, the “Prospectus”).
     6. The Company has entered into a Placement Agency Agreement (the “Placement Agreement”), dated September 17, 2008 with Wachovia Capital Markets, LLC (the “Placement Agent”), which will act as the Company’s placement agent with respect to the Offering and receive a fee in connection with the sale of the Securities. The Placement Agreement contains certain representations and warranties of the Company. The Company acknowledges and agrees that the Investor may rely on the representations, warranties, covenants and agreements made by it in Sections 3 and 4 of the Placement Agreement, to the same extent as if such representations, warranties, covenants and agreements had been set forth in full herein and made directly to the Investor.
     7. The obligations of the Company and the Investor to complete the transactions contemplated by this Subscription shall be subject to the following:
     (a) The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the Purchase Price for the Securities being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

     (b) The Investor’s obligation to purchase the Securities will be subject to the condition that the Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agreement have not been satisfied.
     8. The Company hereby makes the following representations, warranties and covenants to the Investor:
     (a) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company. This Subscription has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.
     (b) The Company shall (i) before the opening of trading on The Nasdaq Global Market on the next trading day after the date hereof, issue one or more press releases disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby. Upon the issuance of one or more press releases described in the immediately preceding sentence, the Investor will not be in receipt of any material, non-public information provided to it by the Company or its officers or directors. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by law or the rules and regulations of any self-regulatory organization to which the Company or its securities are subject.
     9. The Investor hereby makes the following representations, warranties and covenants to the Company:
     (a) The Investor represents that (i) it has had full access to or received copies of the Registration Statement, including the prospectus therein, it has received copies of the Preliminary Term Sheet, Preliminary Prospectus and the Final Term Sheet and it has had full access to or received copies of Company’s periodic reports and other information filed with the Commission and incorporated or deemed to be incorporated by reference in any of the foregoing, prior to or in connection with its receipt of this Subscription, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Securities, and (iii) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

     (b) The Investor has the requisite power and authority to enter into this Subscription and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor. This Subscription has been duly executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (c) The Investor understands that nothing in this Subscription or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.
     (d) Neither the Investor nor any person or entity acting on behalf of, or pursuant to any understanding with, or based upon any information received from, the Investor has, directly or indirectly, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) since the time that the Investor was first contacted by the Placement Agent or the Company with respect to the transactions contemplated hereby. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Investor covenants that neither it, nor any person or entity acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Subscription are publicly disclosed. The Investor agrees that it will not use any of the Securities acquired pursuant to this Subscription to cover any Short Sale in the Common Stock in violation of applicable securities laws.
     (e) The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons or entities known to it to be affiliates of the Company, (ii) it is not a member of the Financial Industry Regulatory Authority Inc. (“FINRA”) or an associated person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) of any such member as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the outstanding Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

     10. Notwithstanding anything to the contrary contained herein, the number of Warrants that may be acquired by the Investor pursuant to this Subscription shall be limited to the extent necessary to insure that, following the exercise thereof (or other issuance), the total number of shares of Common Stock then beneficially owned by such Investor and its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Investor’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.
     11. Notwithstanding any investigation made by any party to this Subscription, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Subscription, the delivery to the Investor of the Securities being purchased and the payment therefor.
     12. This Subscription may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.
     13. In case any provision contained in this Subscription should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
     14. This Subscription will be governed by, and construed in accordance with, the internal laws of the State of New York.
     15. This Subscription may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.
     16. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Subscription shall terminate without any further action on the part of the parties hereto.
     17. The Placement Agent is an intended third party beneficiary of the representations, warranties, covenants and agreements of the Company and the Investor set forth herein.
     18. If any material breach by the Company of any representation, warranty, covenant or agreement in the Placement Agreement occurs, the Company will send a written notice to the Investor that describes such breach in reasonable detail, promptly after gaining knowledge thereof.
[Signature Page Follows]

INVESTOR SIGNATURE PAGE
Number of Shares: ____________
Warrants to purchase __________________ shares of Common Stock
(such number to be equal to 30% of the number of Shares being purchased by the Investor)
Purchase Price Per Unit: $14.90
(each unit consists of ten shares of Common Stock and Warrants to purchase three shares of Common Stock)
Aggregate Purchase Price: $ _______________________________________
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: September 17, 2008

INVESTOR

By:

Print Name:

Title:

Name in which Securities are to be registered:

Mailing Address:

Taxpayer Identification Number:
Manner of Settlement of the Shares: DWAC (see Exhibit A for explanation and instructions)

Agreed and Accepted this 17th day of September 2008:
CAPSTONE TURBINE CORPORATION

By:
Name:
Title:

Sales of the Securities purchased hereunder will be made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

EXHIBIT A
TO BE COMPLETED BY INVESTOR
SETTLING VIA DWAC
     The Shares will be delivered by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth on the Signature Page of the Subscription to which this Exhibit A is attached, and released by Mellon Investor Services LLC, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing.

Name of DTC Participant (broker-dealer at ___where the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

NO LATER THAN ONE BUSINESS DAY AFTER THE EXECUTION OF THE SUBSCRIPTION TO WHICH THIS EXHIBIT A IS ATTACHED BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:
(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Bank Name:	Mellon Bank, Mellon Financial Corporation
One Mellon Center
Pittsburgh, PA 15258-001 USA
ABA#: 0430-0026-1
Swift Code: MELNUS3P
Account Name: Merrill, Lynch, Pierce, Fenner & Smith
Account No.: 101-1730-12
For Further Credit To: Capstone Turbine Corporation
Account No.: 88Q07307

A-1

EXHIBIT B

FORM OF WARRANT

B-1